 PGOF-P9 04/26

PUTNAM ETF TRUST

SUPPLEMENT DATED APRIL 24, 2026

TO THE SUMMARY PROSPECTUS AND PROSPECTUS
OF EACH FUND LISTED IN SCHEDULE A

This supplement replaces and supersedes the supplement dated March 30, 2026.

At a meeting held on March 26, 2026, the Board of Trustees of Putnam ETF Trust, on behalf of each fund listed below (each a “Fund” and together, the “Funds”) approved a plan to liquidate and dissolve the Funds (the “Plan”), upon recommendation by Putnam Investment Management, LLC, each Fund’s investment adviser.

Funds

Putnam ESG Core Bond ETF

Putnam ESG High Yield ETF

Putnam ESG Ultra Short ETF

Putnam PanAgora ESG Emerging Markets Equity ETF

Putnam PanAgora ESG International Equity ETF

Putnam Sustainable Future ETF

Putnam Sustainable Leaders ETF

The liquidation of each Fund is expected to occur on or about June 16, 2026 (the “Liquidation Date”), although each Fund may make dispositions of portfolio holdings prior to the Liquidation Date.

Effective as of the close of business on May 19, 2026, each Fund will no longer accept orders for the purchase of creation units, and effective as of the close of business on June 9, 2026, each Fund will no longer accept redemption orders. Trading for each Fund on NYSE Arca, Inc. will be suspended prior to market open on June 10, 2026.

When the Funds are in the process of liquidating their portfolios, which is anticipated to commence prior to June 10, 2026, the Funds will hold cash and securities that may not be consistent with the Funds’ investment objectives and strategies.

As soon as reasonably practicable on or after the Liquidation Date, after the payment of (or provision for) all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of each Fund, and after determination of any dividend(s) to be paid pursuant to the Plan, each Fund will liquidate its remaining assets and distribute cash pro rata to all remaining shareholders as of the Liquidation Date who have not previously redeemed all of their Fund shares. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about June 16, 2026.

For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; and (b) in connection with the liquidation, a Fund may declare taxable distributions of its income and/or capital gains. Shareholders should consult their tax advisers regarding the effect of a Fund’s liquidation in light of their individual circumstances.

Shareholders should retain this Supplement for future reference.

SCHEDULE A

Fund Putnam ETF Trust	Date of Prospectus and Summary Prospectus
Putnam ESG Core Bond ETF	September 1, 2025
Putnam ESG High Yield ETF	September 1, 2025
Putnam ESG Ultra Short ETF	September 1, 2025
Putnam PanAgora ESG Emerging Markets Equity ETF	September 1, 2025
Putnam PanAgora ESG International Equity ETF	September 1, 2025
Putnam Sustainable Future ETF	January 1, 2026
Putnam Sustainable Leaders ETF	January 1, 2026